MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 28, 2015

TO THE

SUMMARY PROSPECTUS DATED MAY 1, 2015

GOLDMAN SACHS MID CAP VALUE PORTFOLIO

Effective September 1, 2015, the following change will be made to the summary prospectus of Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

The disclosure regarding the Portfolio’s portfolio manager in the section entitled “Management—Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers.    Timothy Ryan, CFA, Vice President and Co-Lead Portfolio Manager—Value Equity, Sung Cho, CFA, Vice President and Co-Lead Portfolio Manager—Value Equity, and Sean Gallagher, Managing Director and Chief Investment Officer—Value Equity, have each managed the Portfolio since 2015, 2015 and 2004, respectively.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE